EXHIBIT 10.1
Summary of Material Terms of Employment
R.A. (Al) Walker
Senior Vice President, Finance and Chief Financial Officer
(Effective September 6, 2005)

Position:	Senior Vice President, Finance and Chief Financial Officer

Base Salary:	$425,000

2005 Bonus Target:	85% of Base Salary under Company’s Annual Incentive Plan

Equity Grants:	- 23,000 shares of Restricted Stock to be granted under Company’s 1999 Stock Incentive Plan; to vest in four equal installments on the anniversary date of the grant*

- 25,000 Non-Qualified Stock Options to be granted under Company’s 1999 Stock Incentive Plan; to vest in two equal installments on the second and fourth anniversaries of the grant*

- Will also be eligible for 2005 annual grant under Company’s 1999 Stock Incentive Plan

Other:	Eligible for:

- Key Employee Change of Control Contract,*

- Director and Officer Indemnification Agreement,* and

- the same benefits provided to other executive officers of the Company

* Form of agreement previously filed with Securities and Exchange Commission.